CONSENT AND WAIVER


     THIS CONSENT AND WAIVER made and given effective as of March 20, 1998, pursuant to (i) that certain Second Amended and Restated Credit Agreement dated as of June 25, 1997, among INTERFACE, INC., INTERFACE EUROPE B.V., INTERFACE EUROPE LIMITED, the Lenders listed therein, SUNTRUST BANK, ATLANTA, and THE FIRST NATIONAL BANK OF CHICAGO, as Co-Agents, and SUNTRUST BANK, ATLANTA, as Collateral Agent, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as so amended, the "Credit Agreement"), and (ii) that certain Term Loan Agreement dated as of June 25, 1997, among INTERFACE, INC., the Lenders listed therein, SUNTRUST BANK, ATLANTA, as Administrative Agent, THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent, and SUNTRUST BANK, ATLANTA, as Collateral Agent, as amended by that certain First Amendment to Term Loan Agreement dated as of December 2, 1997 (as so amended, the "Term Loan Agreement"). Capitalized terms used in this Consent and Waiver that are defined or referred to in the Credit Agreement or Term Loan Agreement are used herein with the respective meanings provided for such terms in the Credit Agreement or Term Loan Agreement.

     Interface has advised the Co-Agents and the Lenders of its intent to issue pursuant to a public offering its Senior Notes in an aggregate principal amount up to $150,000,000, such Senior Notes to be repayable in a single installment on or about the tenth anniversary of the date of issuance thereof and to be guaranteed by some or all of the Guarantors (collectively, the "Senior Notes"). Interface has further advised the Co-Agents and the Lenders that the indenture pursuant to which the Senior Notes will be issued (the "Senior Notes Indenture") will restrict in certain respects the creation or existence of Liens on assets of the Consolidated Companies contrary to the provisions of Section
9.11 of the Credit Agreement and Section 7.11 of the Term Loan Agreement. Interface has requested that the Lenders consent to the issuance of the Senior Notes and waive any Default or Event of Default that would otherwise occur or exist pursuant to Sections 9.01 and 9.11 of the Credit Agreement and Sections 7.01 and 7.11 of the Term Loan Agreement as a result of the incurrence of the Indebtedness evidenced by the Senior Notes and the accompanying Guaranties and the restrictions on the creation or existence of Liens contained in the Senior Notes Indenture.

     The undersigned Lenders hereby consent to the issuance by Interface of the Senior Notes on or before April 30, 1998, in an aggregate principal amount not to exceed $150,000,000, and hereby agree to waive any Default or Event of Default that would otherwise occur or exist pursuant to Sections 9.01 and 9.11 of the Credit Agreement or Sections 7.01 and 7.11 of the Term Loan Agreement as a result of the incurrence of the Indebtedness evidenced by the Senior Notes and the accompanying Guaranties and the restrictions on the creation or existence of Liens contained in the Senior Notes Indenture, provided that (i) neither the Senior Notes nor the accompanying Guaranties shall be secured by a Lien on any property or assets of Interface or any of its Subsidiaries, (ii) the Senior Notes shall not be guaranteed by any Person other than one or more of the Guarantors as defined in the Credit Agreement and Term Loan Agreement, (iii) the Senior

Notes Indenture will not prohibit or restrict the creation or existence of Liens on the property or assets of Interface or any of its Subsidiaries to secure Indebtedness arising under the Credit Agreement, Term Loan Agreement, or FNBC Currency Contract (although such Senior Notes Indenture may provide that any such security shall equally and ratably secure the Senior Notes), (iv) the Senior Notes and Senior Notes Indenture will contain covenants (including financial and negative covenants) and events of default that are no more restrictive in any material respect as to Interface and its Subsidiaries than the analogous covenants and events of default contained in the Credit Agreement and Term Loan Agreement, as determined by the Co-Agents, and (v) the proceeds from the issuance of the Senior Notes, net of all underwriting discounts and out-of-pocket costs, fees and expenses incurred by Interface in connection with the issuance and sale of the Senior Notes shall be used to repay amounts outstanding as Domestic Revolving Loans and/or Multicurrency Revolving Loans under the Credit Agreement, together with all accrued and unpaid interest on the principal amount of such Loans being repaid and all related costs and expenses required to be paid in connection therewith under the terms of the Credit Agreement.

     The Co-Agents, pursuant to Section 9.14 of the Credit Agreement and Section 7.14 of the Term Loan Agreement, hereby consent to Interface causing the Indebtedness evidenced by the Senior Notes to become "Designated Senior Indebtedness" as provided in the Senior Subordinated Notes Indenture.

     The foregoing consent and waiver shall not be deemed to constitute a waiver of any other covenant or term of the Credit Agreement or the Term Loan Agreement and, except for such waiver, the Credit Agreement and the Term Loan Agreement remain in full force and effect in accordance with their respective terms.

     This Consent and Waiver shall be effective as of the date specified above upon the execution hereof by Lenders constituting the "Required Lenders" as provided in each of the Credit
Agreement and the Term Loan Agreement.

                              SUNTRUST BANK, ATLANTA


                              By:  /s/ Thomas R. Banks
                                   Name: Thomas R. Banks
                                   Title: Assistant Vice President


                              By:  /s/ Jeffrey L. Seavers
                                   Name: Jeffrey L. Seavers
                                   Title: V.P.




                              THE FIRST NATIONAL BANK
                                OF CHICAGO


                              By:  /s/ Molly Moranski
                                   Name: Molly Moranski
                                   Title: Authorized Agent


                              ABN AMRO BANK N.V.



                              By: /s/ G. Mark Clegg, Jr.
                                  Name:  G. Mark Clegg, Jr.
                                  Title: Vice President


                              By:  /s/ Larry K. Kelley
                                   Name:  Larry K. Kelley
                                   Title: Group Vice President


                              THE BANK OF TOKYO-MITSUBISHI,
                                  LTD., ALANTA AGENCY



                              By:  /s/ Brandon A. Meyerson
                                   Name:  Brandon A. Meyerson
                                   Title: Assistant Vice President


                              CIBC, INC.



                              By:  /s/ CYD Petre
                                   Name:CYD Petre
                                   Title: Executive Director, CIBC Oppenheimer
                                          Corp., AS AGENT


                              CREDITANSTALT-BANKVEREIN


                              By:  /s/ Stephen W. Hipp
                                   Name:  Stephen W. Hipp
                                   Title: Associate


                              By:  /s/ Scott
                                   Name:  Scott
                                   Title: VP

                              CREDIT LYONNAIS ATLANTA AGENCY



                               By:  /s/ David M. Cawrse
                                    Name: David M. Cawrse
                                    Title: First Vice President & Manager



                              FIRST UNION NATIONAL BANK


                              By:  /s/ Daniel E. Evans
                                   Name:  Daniel E. Evans
                                   Title: Senior Vice President


                              FLEET BANK OF MAINE


                              By:  /s/ Neil C. Buiteguys
                                   Name: Neil C. Buiteguys
                                   Title: Vice President



                              NATIONSBANK, N.A.


                              By:  /s/ David H. Dinkins
                                   Name: David H. Dinkins
                                   Title: Vice President


                              PNC BANK, NATIONAL ASSOCIATION



                              By:  /s/ Robert J. Mitchell, Jr.
                                   Name:  Robert J. Mitchell, Jr.
                                   Title: Vice President


                              THE SUMITOMO BANK LIMITED



                              By:  /s/ Sybil H. Weldon
                                   Name: Sybil H. Weldon
                                   Title: V.P. & Manager


                              By:  /s/ Roger N. Arsham
                                   Name: Roger N. Arsham
                                   Title: Vice President

                              WACHOVIA BANK OF GEORGIA, N.A.



                              By:  /s/ Douglas W. Strickland
                                   Name: Douglas W. Strickland
                                   Title: VP



                              By:  ___________________________
                                   Name:
                                   Title:














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